Goodwill and Other Intangibles	12 Months Ended
Dec. 31, 2018
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets Disclosure	Goodwill and Other Intangibles
Goodwill
Goodwill results from excess consideration in a business combination over the fair value of identifiable net assets acquired. Goodwill is not amortized but is reviewed for impairment at least annually and when impairment indicators are present. When required, a comparison of the fair value of the reporting unit to its carrying amount including goodwill is used to determine the amount of any impairment.
No impairments occurred with respect to the carrying value of goodwill for the years ended December 31, 2018, 2017, and 2016.
Other Intangibles
The components of intangible assets other than goodwill at December 31 were as follows:

	2018			2017
Description	Carrying Amount, Gross	Accumulated Amortization	Carrying Amount, Net	Carrying Amount, Gross	Accumulated Amortization	Carrying Amount, Net
Finite-lived intangible assets:
Marketed products	$2,077.2	$(1,069.0)	$1,008.2	$4,528.8	$(3,251.3)	$1,277.5
Other	89.5	(29.7)	59.8	117.1	(40.2)	76.9
Other intangibles	$2,166.7	$(1,098.7)	$1,068.0	$4,645.9	$(3,291.5)	$1,354.4

Marketed products consist of the amortized cost of the rights to assets acquired in business combinations and approved for marketing in a significant global jurisdiction (U.S., Europe, and Japan) and capitalized milestone payments. For transactions other than a business combination, we capitalize milestone payments incurred at or after the product has obtained regulatory approval for marketing.
Other finite-lived intangibles consist primarily of the amortized cost of licensed platform technologies that have alternative future uses in research and development, manufacturing technologies, and customer relationships from business combinations.
Acquired IPR&D consists of the related costs capitalized, adjusted for subsequent impairments, if any. The costs of acquired IPR&D projects acquired directly in a transaction other than a business combination are capitalized if the projects have an alternative future use; otherwise, they are expensed immediately. The fair values of acquired IPR&D projects acquired in business combinations, if any, are capitalized as other intangible assets. As of December 31, 2018 and 2017, we had no acquired IPR&D indefinite-lived intangible assets.
Several methods may be used to determine the estimated fair value of other intangibles acquired in a business combination. We utilize the “income method,” which is a Level 3 fair value measurement and applies a probability weighting that considers the risk of development and commercialization to the estimated future net cash flows that are derived from projected revenues and estimated costs. These projections are based on factors such as relevant market size, patent protection, historical pricing of similar products, and expected industry trends. The estimated future net cash flows are then discounted to the present value using an appropriate discount rate. This analysis is performed for each asset independently. The acquired IPR&D assets are treated as indefinite-lived intangible assets until completion or abandonment of the projects, at which time the assets are tested for impairment and amortized over the remaining useful life or written off, as appropriate.
See Note 4 for additional discussion of recent capitalized milestone payments.
Other indefinite-lived intangible assets are reviewed for impairment at least annually and when impairment indicators are present. Finite-lived intangible assets are reviewed for impairment when an indicator of impairment is present. When required, a comparison of fair value to the carrying amount of assets is performed to determine the amount of any impairment. When determining the fair value of indefinite-lived acquired IPR&D as well as the fair value of finite-lived intangible assets for impairment testing purposes, we utilize the "income method" discussed above. During 2018, we had finite-lived intangible impairment charges of $46.9 million which were recorded in asset impairment, restructuring and other special charges on the consolidated statements of operations. These impairments were primarily related to the sale of the Posilac (rbST) brand. During 2017, we had finite-lived intangible impairment charges of $50.0 million which were recorded in asset impairment, restructuring and other special charges on the consolidated statements of operations. These impairments were related to lower projected revenue for Posilac (rbST). No material impairments occurred with respect to the carrying value of other intangible assets for the year ended December 31, 2016.
Intangible assets with finite lives are capitalized and are amortized over their estimated useful lives, ranging from three to 20 years. As of December 31, 2018, the remaining weighted-average amortization period for finite-lived intangible assets was approximately 10 years.
Amortization expense related to finite-lived intangible assets was as follows:

	2018	2017	2016
Amortization expense	$361.3	$462.2	$517.2

The estimated amortization expense for each of the next five years associated with our finite-lived intangible assets as of December 31, 2018 is as follows:

	2019	2020	2021	2022	2023
Estimated amortization expense	$145.4	$144.0	$141.6	$133.8	$122.6

Amortization expense is included in either cost of sales, marketing, selling, and administrative or research and development depending on the nature of the intangible asset being amortized.